EXHIBIT 10.2

[FORM OF NON-EMPLOYEE DIRECTOR RESTRICTED STOCK AWARD AGREEMENT]

ST. MARY LAND & EXPLORATION COMPANY

NON-EMPLOYEE DIRECTOR RESTRICTED STOCK AWARD AGREEMENT

THIS NON-EMPLOYEE DIRECTOR RESTRICTED STOCK AWARD AGREEMENT, hereinafter referred to as the “Agreement,” is made effective as of the Award Date set forth in the attached Non-Employee Director Restricted Stock Award Notice (the “Award Notice”), by and between ST. MARY LAND & EXPLORATION COMPANY, a Delaware corporation (the “Company”), and the undersigned person, who is a non-employee member of the Company’s Board of Directors as of the Award Date, to whom restricted stock has been awarded as set forth in the Award Notice (the “Director”).

Pursuant to the terms of the St. Mary Land & Exploration Company 2006 Equity Incentive Compensation Plan (the “Plan”), the attached Award Notice and this Agreement, as of the Award Date the Company has awarded to the Director ______ shares of common stock of the Company (the “Stock”) to be delivered on the Award Date as set forth in the Award Notice, subject to the terms and conditions set forth in the Plan, this Agreement and the Award Notice. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Plan or in the Award Notice.

1.	Earning and Vesting of Shares.

(a)    Subject to the provisions contained herein, the Stock shall be earned over the Earning Period set forth in the Award Notice, which shall correspond to the fiscal year of Board service by the Director following the Award Date, provided that earning shall cease when the Director is no longer a member of the Company’s Board of Directors. The Stock shall become completely vested upon completion of the Earning Period through Board service by the Director.

(b)     Irrespective of the other provisions of this Section 1, as set forth in Article III of the Plan, the Company’s Compensation Committee of the Board of Directors is authorized to administer the Plan, and in its discretion may accelerate the earning and vesting period of the Stock within the current Earning Period.

2.	Transfer Restrictions.

(a)      The shares of Stock issued under the Plan and which are subject to the terms and conditions set forth in this Agreement have been registered under the Securities Act of 1933, as amended (the “Securities Act”). However, since the Director is considered to be an “affiliate” of the Company for securities law purposes, the shares of Stock will be subject to restrictions on transferability and sale and may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act for the resale of the Stock or pursuant to an exemption from registration under the Securities Act, the availability of which is to be established to the satisfaction of the Company.

(b)       In addition, the shares of Stock shall be subject to a Holding Period of one year following the expiration of the Earning Period set forth in the Award Notice. During such Holding Period the shares of Stock may not be offered for sale, sold or otherwise transferred by the Director.

(c)      Certificates for shares of Stock issued under this Agreement shall bear a restrictive legend consistent with the foregoing.

3.             Notices. Any notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the address or addresses on file with the Company. Any notice to the Company shall be addressed to it at its principal office, attention of the Secretary. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

4.             Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon each successor of the Company and the Director’s heirs, legal representatives and permitted transferees. This Agreement shall be the sole and exclusive source of any and all rights which the Director and the Director’s heirs, legal representatives and permitted transferees may have with respect to the Plan and the Stock.

5.             Resolution of Disputes. Any dispute or disagreement which arises under, or as a result of, or in any way relates to, the interpretation, construction or applicability of this Agreement shall be resolved as determined by the Compensation Committee of the Board of Directors of the Company. Any determination made hereunder shall be final, binding and conclusive for all purposes.

6.             Controlling Documents. The provisions of the Plan are hereby incorporated into this Agreement by reference. In the event of any inconsistency between this Agreement and the Plan, the Plan shall control.

7.           Amendments. This Agreement may be amended only by a written instrument executed by both the Company and the Director.

IN WITNESS WHEREOF, the Company and the Director have caused this NON-EMPLOYEE DIRECTOR RESTRICTED STOCK AWARD AGREEMENT to be entered into effective as of the Award Date.

COMPANY:

ST. MARY LAND & EXPLORATION COMPANY,

a Delaware corporation

By: _______________________________________

Printed Name: ______________________________
Title: _____________________________________

DIRECTOR:

____________________________________________

Printed Name: ________________________________

Date: ___________________

Attachment: Non-Employee Director Restricted Stock Award Notice

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ST. MARY LAND & EXPLORATION COMPANY

NON-EMPLOYEE DIRECTOR RESTRICTED STOCK AWARD NOTICE

___________,

_____________________

_____________________

_____________________

Dear_________:

Pursuant to the terms and conditions of the St. Mary Land & Exploration Company 2006 Equity Incentive Compensation Plan (the “Plan”), you have been awarded _______ shares of common stock of the Company to be delivered upon the Award Date set forth below. The Stock is subject to all of the terms and conditions of the Plan and the attached Non-Employee Director Restricted Stock Award Agreement (the “Award Agreement”), which are both incorporated herein in their entirety.

Awarded To:	_________________________

Award Date:	_________________________

Shares Awarded:	_______________

Earning Period: Holding Period:	_________________________ One year following the expiration of the Earning Period.

By your signature below, you hereby acknowledge receipt of the Stock awarded on the date shown above, which has been awarded to you under the terms and conditions of the Plan and the attached Award Agreement. You further acknowledge receipt of a copy of the Plan, and the Award Agreement, and agree to conform to all of the terms and conditions of the Plan and the Award Agreement.

COMPANY:

ST. MARY LAND & EXPLORATION COMPANY,

a Delaware corporation

By: ________________________________________

Printed Name: _____ __________

Title: __ _____

DIRECTOR:

Signature: ____________________________________

Attachment: Non-Employee Director Restricted Stock Award Agreement

Date: ______________________ Date: ______________________

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